Discontinued Operations	12 Months Ended
Dec. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3. Discontinued Operations

In May 2011, the Company formed a new wholly-owned subsidiary, CC Health LLC, that on June 28, 2011 entered into and consummated the transactions contemplated by an Asset Purchase Agreement (the “Purchase Agreement”) with Diagnocure US, GP and Diagnocure Inc. (collectively, the “Sellers”), pursuant to which the Company purchased various assets relating to a clinical research study. During 2011, the Company further assessed the developmental stage of the studies and determined that the technology was not as far developed as originally believed. Management weighed the expected costs that would need to be incurred and the time period that would be involved to complete development and in early 2012, determined to discontinue the studies and instead concentrate on the Company’s core business. Therefore at December 31, 2011, the Company impaired the remaining assets and began unwinding outstanding contracts pertaining to the CC Health LLC business. Operations were completely closed in the second quarter of 2012.

All operations related to CC Health LLC have been classified as discontinued operations in the accompanying statements of operations. Revenue included in discontinued operations was approximately $99,000 for the year ended December 31, 2012. For the year ended December 31, 2012 the net loss from discontinued operations was approximately $1,593,000.

The remaining assets of discontinued operations consisted of accounts receivable as of December 31, 2012 and the remaining liabilities of discontinued operations consisted of accounts payable and accrued expenses as of December 31, 2012.